UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10593

MORGAN STANLEY INSTITUTIONAL FUND OF HEDGE FUNDS LP

(Exact name of Registrant as specified in Charter)

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428-2881

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (610) 260-7600

Stefanie V. Chang Yu, Esq.

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, NY 10036

(Name and address of agent for service)

COPY TO:

Richard Horowitz, Esq.

DECHERT LLP

1095 Avenue of the Americas

New York, NY 10036-6797

(212) 698-3500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS. The Registrant’s semi-annual report transmitted to limited partners pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

MORGAN STANLEY INSTITUTIONAL FUND OF HEDGE FUNDS LP

Financial Statements (Unaudited)

For the Period from January 1, 2011 to June 30, 2011

Morgan Stanley Institutional Fund of Hedge Funds LP

Financial Statements (Unaudited)

For the period from January 1, 2011 to June 30, 2011

Morgan Stanley Institutional Fund of Hedge Funds LP

Statement of Assets, Liabilities and Partners’ Capital (Unaudited)

June 30, 2011

Assets
Investments in investment funds, at fair value (cost $921,545,186)	$1,030,684,628
Cash	5,326,647
Prepaid investments in investment funds	40,750,000
Receivable for investments sold	216,147,625
Other assets	77,189

Total assets	1,292,986,089

Liabilities
Due to affiliates	220,507,392
Payable for capital repurchases	165,126,308
Withholding tax payable	4,145,567
Management fee payable	590,524
Accrued expenses and other liabilities	424,362

Total liabilities	390,794,153

Net assets	$902,191,936

Partners’ capital
Represented by:
Net capital	$736,028,230
Accumulated net investment income (loss)	(1,761,870)
Accumulated net realized gain (loss) from investments	58,786,134
Net unrealized appreciation on investments	109,139,442

Total partners’ capital	$902,191,936

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Institutional Fund of Hedge Funds LP

Statement of Operations (Unaudited)

For the Period from January 1, 2011 to June 30, 2011

Investment income
Dividend	$2,585,524

Expenses
Management fees	3,637,730
Accounting and administration fees	285,493
Custody fees	140,754
Professional fees	89,955
Insurance expense	59,603
Directors’ fees	27,500
Interest expense	21,279
Other	85,080

Total expenses	4,347,394

Net investment income (loss)	(1,761,870)

Realized and unrealized gain (loss) from investments
Net realized gain (loss) from investments in investment funds	58,786,134

Net realized gain (loss) from investments	58,786,134

Net change in unrealized appreciation/depreciation on investments in investment funds	(29,851,372)

Net change in unrealized appreciation/depreciation on investments	(29,851,372)

Net realized and unrealized gain (loss) from investments	28,934,762

Net increase (decrease) in partners’ capital resulting from operations	$27,172,892

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Institutional Fund of Hedge Funds LP

Statements of Changes in Partners’ Capital (Unaudited)

	General Partner	Limited Partners	Total
Partners’ capital at December 31, 2009	$624,115	$1,617,137,346	$1,617,761,461

For the year ended December 31, 2010
Increase (decrease) in partners’ capital:
From operations
Net investment income (loss)	(2,158)	(5,619,126)	(5,619,126)
Net realized gain (loss) from investments	16,469	40,588,316	40,604,785
Net change in unrealized appreciation/depreciation on investments	18,983	43,659,415	43,678,398

Net increase (decrease) in partners’ capital resulting from operations	33,294	78,630,763	78,664,057

From partners’ capital transactions
Capital contributions	—	121,511,804	121,511,804
Capital repurchases	—	(474,364,592)	(474,364,592)
Re-allocation of performance incentive	42,420	(42,420)	—

Net increase (decrease) in partners’ capital from capital transactions	42,420	(352,895,208)	(352,852,788)

Total increase (decrease) in partners’ capital	75,714	(274,264,445)	(274,188,731)

Partners’ capital at December 31, 2010	$699,829	$1,342,872,901	$1,343,572,730

For the period from January 1, 2011 to June 30, 2011
Increase (decrease) in partners’ capital:
From operations
Net investment income (loss)	$(904)	$(1,760,966)	$(1,761,870)
Net realized gain (loss) from investments	32,558	58,753,576	58,786,134
Net change in unrealized appreciation/depreciation on investments	(17,168)	(29,834,204)	(29,851,372)

Net increase (decrease) in partners’ capital resulting from operations	14,486	27,158,406	27,172,892

From partners’ capital transactions
Capital contributions	—	—	—
Capital repurchases	—	(248,046,294)	(248,046,294)
Capital distribution in-kind	—	(220,507,392)	(220,507,392)
Re-allocation of performance incentive	82	(82)	—

Net increase (decrease) in partners’ capital from capital transactions	82	(468,553,768)	(468,553,686)

Total increase (decrease) in partners’ capital	14,568	(441,395,362)	(441,380,794)

Partners’ capital at June 30, 2011	$714,397	$901,477,539	$902,191,936

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Institutional Fund of Hedge Funds LP

Statement of Cash Flows (Unaudited)

For the Period from January 1, 2011 to June 30, 2011

Cash flows from operating activities
Net increase (decrease) in partners’ capital resulting from operations	$27,172,892
Adjustments to reconcile net increase (decrease) in partners’ capital resulting from operations to net cash provided by (used in) operating activities:
Net change in unrealized appreciation/depreciation on investments in investment funds	29,851,372
Net realized (gain) loss from investments in investment funds	(58,786,134)
Purchase of investments in investment funds	(126,743,495)
Proceeds from sales of investments in investment funds	438,739,025
(Increase) decrease in short-term investments	70,188,535
(Increase) decrease in prepaid investments in investment funds	(31,750,000)
(Increase) decrease in receivable for investments sold	(104,003,094)
(Increase) decrease in other assets	99,733
Increase (decrease) in withholding tax payable	1,002,361
Increase (decrease) in management fee payable	(97,933)
Increase (decrease) in accrued expenses and other liabilities	(86,162)

Net cash provided by (used in) operating activities	245,587,100

Cash flows from financing activities
Proceeds from advances on line of credit	60,000,000
Repayments of line of credit	(60,000,000)
Capital repurchases	(242,082,027)

Net cash provided by (used in) financing activities	(242,082,027)

Net change in cash	3,505,073
Cash at beginning of period	1,821,574

Cash at end of period	$5,326,647

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$21,279

In-kind distribution to partners of interest in Morgan Stanley IFHF SPV LP	$220,507,392

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (Unaudited)

June 30, 2011

Description	First Acquisition Date	Cost	Fair Value	Percent of Partners’ Capital	Next Available Redemption Date*	Liquidity**
Investment Funds
Commodity Trading Advisors - Managed Futures
GSA Quantitative Futures Partners, L.P.	6/1/2011	$10,000,000	$9,621,005	1.07%	7/31/2011	Monthly

Total Commodity Trading Advisors - Managed Futures		10,000,000	9,621,005	1.07

Convertible Arbitrage
Lydian SPV Limited ^	12/1/2008	1,213,209	1,213	0.00	(a)	(a)

Total Convertible Arbitrage		1,213,209	1,213	0.00

Distressed
Avenue Asia Investments Delaware Statutory Trust	11/1/2007	58,167	10,969	0.00	(a)	(a)
Avenue Asia Investments L.P. ^	7/1/2002	1,948,659	3,972,793	0.44	(a)	(a)
Avenue Europe Investments, L.P. ^	8/1/2004	7,673,497	6,494,877	0.72	(a)	(a)
Cerberus International, Ltd. ^	12/1/2007	40,773,032	40,400,134	4.48	(a)	(a)
Cerberus International SPV, Ltd ^	11/1/2009	43,366,645	43,553,327	4.83	(a)	(a)

Total Distressed		93,820,000	94,432,100	10.47

Equity Long/Short - High Hedge
Ascend Partners Fund II LP	2/1/2010	20,000,000	21,244,343	2.35	8/31/2011	Monthly
Diamondback Partners, LP	3/1/2010	352,487	352,487	0.04	(b)	(b)
Magnetar Equity Opportunities Fund LLC	2/1/2011	1,965,308	2,314,786	0.26	7/31/2011	Monthly
Millennium USA, L.P.	8/1/2008	46,205,846	60,817,677	6.74	9/30/2011	Quarterly
Prism Partners III Leveraged, L.P.	6/1/2008	21,963,012	27,450,032	3.04	8/31/2011	Monthly

Total Equity Long/Short - High Hedge		90,486,653	112,179,325	12.43

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (Unaudited) (continued)

June 30, 2011

Description	First Acquisition Date	Cost	Fair Value	Percent of Partners’ Capital	Next Available Redemption Date*	Liquidity**
Investment Funds (continued)
Equity Long/Short - Opportunistic
GEM Realty Securities, L.P.	6/1/2011	$10,000,000	$9,921,000	1.10%	9/30/2011	Quarterly
Highbridge Long/Short Equity Fund, L.P.	1/1/2005	12,777,025	20,532,706	2.27	9/30/2011	Quarterly
Karsch Capital II, LP	5/1/2004	16,117,924	22,259,625	2.47	9/30/2011	Quarterly
Lansdowne Global Financials Fund, L.P.	10/1/2004	14,906,147	28,281,459	3.13	9/30/2011	Monthly
Lansdowne UK Equity Fund, L.P.	5/1/2009	26,538,931	28,276,928	3.13	9/30/2011	Monthly
Pelham Long/Short Fund LP	11/1/2009	25,000,000	29,039,426	3.22	9/30/2011	Monthly
Seligman Tech Spectrum Fund LLC	9/1/2009	24,115,799	27,772,713	3.08	7/31/2011	Monthly
SR Global Fund L.P. - Emerging Markets Portfolio	1/1/2010	30,000,000	31,274,956	3.47	9/30/2011	Monthly
TPG-Axon Partners, LP ^	10/1/2007	12,504,677	14,851,090	1.65	(b)	(b)

Total Equity Long/Short - Opportunistic		171,960,503	212,209,903	23.52

Event Driven Credit
Chatham Asset Partners Special Situations Fund, L.P.	8/1/2010	28,000,000	29,966,616	3.32	9/30/2011	Quarterly
Plainfield 2008 Liquidating LLC ^	1/1/2009	16,380,505	7,954,959	0.88	(a)	(a)
Plainfield 2009 Liquidating LLC ^	6/1/2009	33,364,443	13,101,630	1.45	(a)	(a)
Q Funding III, L.P.	7/1/2002	22,168,304	22,443,231	2.49	12/31/2012(c)	3 Years
Silver Point Capital Fund, L.P. ^	6/1/2007	7,396,536	8,313,215	0.92	(b)	(b)

Total Event Driven Credit		107,309,788	81,779,651	9.06

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (Unaudited) (continued)

June 30, 2011

Description	First Acquisition Date	Cost	Fair Value	Percent of Partners’ Capital	Next Available Redemption Date*	Liquidity**
Investment Funds (continued)
Macro
Brevan Howard L.P.	8/1/2004	$15,333,175	$34,699,106	3.85%	9/30/2011	Monthly
D.E. Shaw Oculus Fund, L.L.C.	11/1/2004	23,968,809	35,402,515	3.92	9/30/2011	Quarterly
Discovery Global Opportunity Partners, L.P.	9/1/2009	18,849,727	25,436,436	2.82	12/31/2011	Semi-annually
Global Ascent Ltd.	4/1/2011	9,962,262	9,675,824	1.07	7/31/2011	Monthly
Graham Global Investment Fund Ltd.	4/1/2011	15,000,000	14,602,437	1.62	9/30/2011	Quarterly
GSA Composite Alpha Partners L.P.	9/1/2008	361,588	347,204	0.04	(a) (b)	(a) (b)
Meru US HFF, LP	12/1/2009	20,000,000	22,703,957	2.51	9/30/2011	Quarterly
Pharo Macro Fund, Ltd.	4/1/2010	17,482,314	16,783,192	1.86	9/30/2011	Quarterly
QFR Victoria Fund, Ltd.	10/1/2009	20,509,381	23,262,430	2.58	9/30/2011	Quarterly
Tudor BVI Global Fund L.P. (The)	7/1/2010	18,000,000	18,935,015	2.10	9/30/2011	Quarterly

Total Macro		159,467,256	201,848,116	22.37

Mortgage Arbitrage
DoubleLine Opportunistic Income Fund II LP	2/1/2011	25,837,289	28,198,303	3.13	8/31/2011	Monthly
SPM Core Fund, L.P.	4/1/2011	15,000,000	15,881,503	1.76	9/30/2011	Quarterly

Total Mortgage Arbitrage		40,837,289	44,079,806	4.89

Multi-Strategy
Amaranth Partners L.L.C.	11/1/2004	8,629,059	1,132,083	0.13	(a)	(a)
Citadel Wellington LLC	7/1/2002	9,347,859	19,129,461	2.12	9/30/2011	Quarterly
D.E. Shaw Composite Fund, L.L.C. ^	9/1/2005	10,662,217	11,037,664	1.22	(b)	(b)

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (Unaudited) (continued)

June 30, 2011

Description	First Acquisition Date	Cost	Fair Value	Percent of Partners’ Capital	Next Available Redemption Date*	Liquidity**
Investment Funds (continued)
Multi-Strategy (continued)
HBK Fund II L.P. ^	11/1/2009	$15,683,393	$27,846,476	3.09%	9/30/2011	Quarterly (b)
HBK SLV L.P. ^	11/1/2009	394,040	1,280,615	0.14	(a) (b)	(a) (b)
KLS Diversified Fund LP	7/1/2010	25,000,000	26,468,560	2.93	9/30/2011	Quarterly
Magnetar Capital Fund, LP ^	1/1/2008	6,816,837	5,984,262	0.66	(b)	(b)
Magnetar Capital Fund II LP	1/1/2010	31,679,665	32,214,620	3.57	9/30/2011 (c)	Quarterly
OZ Domestic Partners, L.P. ^	7/1/2002	14,934,531	16,956,922	1.88	(b)	(b)
Perry Partners, L.P. ^	12/1/2006	1,417,593	1,248,465	0.14	(b)	(b)
QVT Associates II LP ^	7/1/2009	34,525,678	43,160,482	4.79	9/30/2011	Quarterly (b)
QVT Associates II Holdings Ltd. ^	7/1/2009	14,106,448	11,490,439	1.27	(b)	(b)

Total Multi-Strategy		173,197,320	197,950,049	21.94

Relative Value Credit
Bell Point Credit Opportunities Fund, LP	5/1/2011	10,000,000	9,914,548	1.10	6/30/2012	Quarterly

Total Relative Value Credit		10,000,000	9,914,548	1.10

Restructurings and Value
Castlerigg Onshore SPV ^	1/1/2009	938,330	943,179	0.10	(a)	(a)
Castlerigg Partners L.P.	5/1/2007	45,819	35,174	0.01	(a) (b)	(a) (b)
One East Partners, LP ^	8/1/2006	7,510,269	6,750,393	0.75	(b)	(b)
Owl Creek Overseas Fund, Ltd.	10/1/2009	20,000,000	21,285,038	2.36	10/31/2011	Quarterly

Total Restructurings and Value		28,494,418	29,013,784	3.22

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (Unaudited) (continued)

June 30, 2011

Description	First Acquisition Date	Cost	Fair Value	Percent of Partners’ Capital	Next Available Redemption Date*	Liquidity**
Statistical Arbitrage
GSA Alpha Capture, L.P.	3/1/2011	$10,005,093	$10,087,223	1.12%	7/31/2011	Monthly
GSA Capital International Partners, L.P. ^	9/1/2008	91,993	84,026	0.01	(b)	(b)
Two Sigma Spectrum U.S. Fund, LP	4/1/2010	24,661,664	27,483,879	3.04	9/30/2011	Quarterly

Total Statistical Arbitrage		34,758,750	37,655,128	4.17

Total Investments in Investment Funds		$921,545,186	1,030,684,628	114.24

Liabilities in excess of Other Assets			(128,492,692)	(14.24)

Total Partners’ Capital			$902,191,936	100.00%

Detailed information about all of the Investment Funds’ portfolios is not available.

^

The Partnership has agreed to transfer a portion or all of its interests in these Investment Funds to Morgan Stanley IFHF SPV LP. Such interests had an aggregate fair value as of June 30, 2011 of $220,507,392, representing 24.44% of Partnership’s capital. See discussion in Note 1 to the financial statements.

*	Investments in Investment Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after June 30, 2011 that redemption from a tranche is available. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Redemptions from Investment Funds may be subject to fees.
**	Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms.
(a)	The Investment Fund is in liquidation. In addition to any redemption proceeds that may have already been received, the Partnership will continue to receive proceeds periodically as the Investment Fund is able to liquidate underlying investments.
(b)	A portion or all of the Partnership’s interest in this Investment Fund are held in side pockets, which have restricted liquidity. See discussion in Note 2 to the financial statements.
(c)	Based on agreement with the underlying Investment Fund’s investment manager, if the Investment Fund becomes greater than 8% of the Partnership’s capital, the Partnership may elect to redeem as of the next available month end date in an amount sufficient to bring the Investment Fund’s value to below 8% of the Partnership’s capital.

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Institutional Fund of Hedge Funds LP

Schedule of Investments (Unaudited) (continued)

June 30, 2011

Strategy Allocation	Percent of Partners’ Capital
Equity Long/Short - Opportunistic	23.52%
Macro	22.37
Multi-Strategy	21.94
Equity Long/Short - High Hedge	12.43
Distressed	10.47
Event Driven Credit	9.06
Mortgage Arbitrage	4.89
Statistical Arbitrage	4.17
Restructurings and Value	3.22
Relative Value Credit	1.10
Commodity Trading Advisors - Managed Futures	1.07
Convertible Arbitrage	0.00

Total Investments in Investment Funds	114.24%

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited)

June 30, 2011

1. Organization

Morgan Stanley Institutional Fund of Hedge Funds LP (the “Partnership”) was organized under the laws of the State of Delaware as a limited partnership on November 6, 2001. The Partnership commenced operations on July 1, 2002 and operates pursuant to an Amended and Restated Agreement of Limited Partnership (as it may be amended, modified or otherwise supplemented from time to time, the “Agreement”). The Partnership is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Partnership’s investment objective is to seek capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third party investment managers who employ a variety of alternative investment strategies. Investments of the Partnership are selected opportunistically from a wide range of Investment Funds in order to create a broad-based portfolio of such Investment Funds while seeking to invest in compelling investment strategies and with promising third party investment managers at optimal times. The Partnership may seek to gain investment exposure to certain Investment Funds or to adjust market or risk exposure by entering into derivative transactions, such as total return swaps, options and futures.

Morgan Stanley Alternative Investment Partners LP serves as the Partnership’s general partner (the “General Partner”) subject to the ultimate supervision of, and subject to any policies established by, the Partnership’s Board of Directors (the “Board”). Morgan Stanley AIP GP LP, the general partner of the General Partner, serves as the Partnership’s investment adviser (the “Adviser”) and is responsible for providing day-to-day investment management services to the Partnership, subject to the supervision of the Board. The Adviser is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended. The General Partner and the Adviser are affiliates of Morgan Stanley. The Partnership’s term is perpetual unless the Partnership is otherwise terminated under the terms of the Agreement or unless and until required by law.

The Partnership is a “Master” fund in a “Master-Feeder” structure whereby the feeder fund invests substantially all of its assets in the Partnership. As of June 30, 2011, Morgan Stanley Institutional Cayman Fund LP, Morgan Stanley Institutional Cayman Fund SPC – Euro Segregated Portfolio, and Morgan Stanley Institutional Cayman Fund SPC – Morgan Stanley Alpha Advantage™ U.S. Core Bond Segregated Portfolio, each a feeder fund to the Partnership, represented 46.13%, 1.31%, and 7.42%, respectively, of the Partnership’s net assets.

The Board has overall responsibility for monitoring and overseeing the Partnership’s investment program and its management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Partnership or the Adviser.

Limited partnership interests of the Partnership (the “Interests”) are generally issued at the beginning of each calendar month. Additional contributions for Interests by eligible investors are accepted into the Partnership at net asset value.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

1. Organization (continued)

The Partnership may from time to time offer to repurchase Interests (or portions of them) at net asset value pursuant to written tenders made by a limited partner of the Partnership (a “Limited Partner”), and each such repurchase offer will generally apply to 5-25% of the net assets of the Partnership. Repurchases are made at such times, in such amounts and on such terms as may be determined by the Board in its sole discretion. In determining whether the Partnership should offer to repurchase Interests (or portions of them) from Limited Partners, the Board will consider the recommendations of the Adviser and the General Partner as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser and the General Partner expect that, generally, they will recommend to the Board that the Partnership offer to repurchase Interests (or portions of them) from Limited Partners quarterly, on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day). In general, the Partnership will initially pay at least 90% of the estimated value of the repurchased Interests to Limited Partners as of the later of: (1) a period of within 30 days after the value of the Interests to be repurchased is determined, or (2) if the Partnership has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Interests, within ten business days after the Partnership has received at least 90% of the aggregate amount withdrawn by the Partnership from such Investment Funds. The remaining amount (the “Holdback Amount”) will be paid promptly after completion of the annual audit of the Partnership and preparation of the Partnership’s audited financial statements. As of June 30, 2011, there were no Holdback Amounts outstanding.

On March 29, 2011, the Partnership’s Board of Directors approved the General Partner’s plan to establish Morgan Stanley IFHF SPV LP (“IFHF SPV”), a Delaware limited partnership. IFHF SPV was created to facilitate the transfer by the Partnership of, and liquidation of interests in, certain Investment Funds that are subject to withdrawal restrictions (including without limitation lock-up or non-redemption restrictions) (the “Restricted Investments”), in order to improve the liquidity profile of the Partnership. The General Partner of the Partnership serves as the general partner of IFHF SPV.

Effective June 30, 2011, the Partnership acquired an interest in IFHF SPV with a value of approximately $220.5 million, which is equal to the fair value as of June 30, 2011 of the Restricted Investments transferred to IFHF SPV. The Partnership immediately distributed such interest in IFHF SPV to all partners of the Partnership on a pro rata basis based on the value of their respective capital accounts in the Partnership at the time of the transfer. As a result, each partner of the Partnership also became a partner of IFHF SPV. In exchange for the interests in IFHF SPV the Partnership agreed to transfer to IFHF SPV its interests in the Restricted Investments, with a June 30, 2011 fair value of approximately $220.5 million and cost of approximately $240.7 million. The combined value of each limited partner’s interest in IFHF SPV and its remaining interest in the Partnership immediately after the transfer is equal to the value of its interest in the Partnership immediately before the transfer. The Partnership expects such transfers to be recognized as tax free transactions.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

1. Organization (continued)

A partner of IFHF SPV will not be able to withdraw any portion of its partnership interest in IFHF SPV. The general partner of IFHF SPV intends to cause IFHF SPV to make distributions of IFHF SPV capital to IFHF SPV’s partners on a quarterly basis in proportion to their respective pro rata partnership interests in IFHF SPV, to the extent that IFHF SPV capital is available for distribution. The general partner of IFHF SPV currently expects that IFHF SPV will have a life of approximately three to five years. Neither the general partner nor the investment adviser of IFHF SPV will receive a management fee, a performance incentive allocation or any other fee in respect of its services.

2. Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“US GAAP”). Such policies are consistently followed by the Partnership in preparation of its financial statements. The preparation of financial statements in conformity with US GAAP requires the management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Actual results could differ from those estimates.

Portfolio Valuation

The net asset value of the Partnership is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

As of June 30, 2011, all of the Partnership’s portfolio was comprised of investments in Investment Funds. The Board has approved procedures pursuant to which the Partnership values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Partnership’s pro rata interest in the net assets of each such Investment Fund, as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Partnership’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Portfolio Valuation (continued)

Some of the Investment Funds may hold a portion of their assets in “side pockets,” which are sub-funds within the Investment Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Should the Partnership seek to liquidate its investment in an Investment Fund that maintains these side pockets, the Partnership might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Partnership is permitted to fully liquidate its interest in the Investment Fund, the fair value of its investment could fluctuate based on adjustments to the value of the side pocket as determined by the Investment Fund’s investment manager.

The Adviser has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to determine independently the fair value of the Partnership’s interest in such Investment Fund, consistent with the Partnership’s fair valuation procedures.

Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine, in good faith, the fair value of the Investment Fund under procedures adopted by the Board and subject to Board supervision. The Adviser values the Partnership’s investments based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the fair values of the Partnership’s investments may differ significantly from the values that would have been used had a ready market for the investments held by the Partnership been available.

Short-Term Investments

Short-term investments are invested in a money market fund. Investments in money market funds are valued at net asset value.

Income Recognition and Expenses

The Partnership recognizes income and records expenses on an accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The changes in Investment Funds’ net asset values are included in net change in unrealized appreciation/depreciation on investments in Investment Funds in the Statement of Operations. Realized gain (loss) from investments in Investment Funds is calculated using specific identification.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Income Recognition and Expenses (continued)

Net profits or net losses of the Partnership for each of its fiscal periods are allocated among and credited to or debited against the capital accounts of all Limited Partners and the General Partner (collectively, the “Partners”) as of the last day of each month in accordance with the Partners’ investment percentages as of the first day of each month. Net profits or net losses are measured as the net change in the value of the net assets of the Partnership, including any net change in unrealized appreciation or depreciation on investments, income (net of accrued expenses) and realized gains or losses, before giving effect to any repurchases by the Partnership of Interests or portions of Interests.

Income and Withholding Taxes

No provision for federal, state, or local income taxes is required in the financial statements. In accordance with the U.S. Internal Revenue Code of 1986, as amended, each of the Partners is to include its respective share of the Partnership’s realized profits or losses in its individual tax returns. The Partnership files tax returns with the U.S. Internal Revenue Service and various states.

The Partnership is required to withhold up to 30% U.S. tax from U.S. source dividends and 35% U.S. tax from effectively connected income allocable to its non-U.S. investors and to remit those amounts to the U.S. Internal Revenue Service on behalf of the non-U.S. investors. The rate of withholding is generally the rate at which the particular non-U.S. investor is subject to U.S. federal income tax. The non-U.S. investors are obligated to indemnify the Partnership for any taxes that the Partnership is required to withhold as well as any interest or penalties.

If the Partnership incurs a withholding tax or other obligation with respect to the share of Partnership income allocable to any Partner, then the General Partner, without limitation of any other rights of the Partnership or the General Partner, will cause the amount of the obligation to be debited against the capital account of the Partner, and any amounts distributed to the Partner thereafter will be reduced by the amount of the taxes. If the amount of the taxes is greater than any distributable amounts, then the Partner and any successor to the Partner’s Interest or portion of an Interest will pay to the Partnership as a capital contribution, upon demand by the General Partner, the amount of the excess.

For the period from January 1, 2011 to June 30, 2011, the Partnership recorded an estimated tax withholding amount of $1,432,361 which is included in capital repurchases in the Statement of Changes in Partners’ Capital.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Income and Withholding Taxes (continued)

The Partnership has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of June 30, 2011. If applicable, the Partnership recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Generally, tax authorities can examine all tax returns filed for the last three years.

Limitation of Limited Partner Liability

Generally, except as provided under applicable law or under the Agreement, a Limited Partner shall not be liable for the Partnership’s debts, obligations or liabilities in any amount in excess of the capital account balance of such Limited Partner. Subject to applicable law, a Limited Partner may be obligated to return to the Partnership certain amounts distributed to the Limited Partner.

3. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Partnership invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, written option contracts, and equity swaps. The Partnership’s risk of loss in these Investment Funds is limited to the value of these Investment Funds as reported by the Partnership.

4. Fair Value of Financial Instruments

The fair value of the Partnership’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets, Liabilities and Partners’ Capital. Fair value is defined as the price that the Partnership would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The Partnership uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Partnership’s investments.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

4. Fair Value of Financial Instruments (continued)

The inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•

Level 2 – other significant observable inputs (including quoted prices for similar investments, fair value of investments for which the Partnership has the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, short-term investments that are valued at amortized cost)

•

Level 3 – significant unobservable inputs (including the Partnership’s own assumptions in determining the fair value of investments, fair value of investments for which the Partnership does not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The units of account that are valued by the Partnership are its interests in the Investment Funds or other financial instruments and not the underlying holdings of such Investment Funds or other financial instruments. Thus, the inputs used by the Partnership to value its investments in each of the Investment Funds or other financial instruments may differ from the inputs used to value the underlying holdings of such Investment Funds or other financial instruments.

The Partnership’s policy is to recognize transfers between Levels 1, 2 or 3 and transfers due to strategy reclassification, if any, as if they occurred as of the beginning of the reporting period. For the period from January 1, 2011 to June 30, 2011, the Partnership did not have any transfers between Levels 1 and 2.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

4. Fair Value of Financial Instruments (continued)

The following is a summary of the inputs used for investment tranches as of June 30, 2011 in valuing the Partnership’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total
Investment Funds
Commodity Trading Advisors-Managed Futures	$—	$9,621,005	$—	$9,621,005
Convertible Arbitrage	—	—	1,213	1,213
Distressed	—	—	94,432,100	94,432,100
Equity Long/Short - High Hedge	—	51,009,161	61,170,164	112,179,325
Equity Long/Short - Opportunistic	—	197,358,813	14,851,090	212,209,903
Event Driven Credit	—	29,966,616	51,813,035	81,779,651
Macro	—	201,500,912	347,204	201,848,116
Mortgage Arbitrage	—	44,079,806	—	44,079,806
Multi-Strategy	—	45,598,021	152,352,028	197,950,049
Relative Value Credit	—	—	9,914,548	9,914,548
Restructurings and Value	—	21,285,038	7,728,746	29,013,784
Statistical Arbitrage	—	37,571,102	84,026	37,655,128

Total Investment Funds	$—	$637,990,474	$392,694,154	$1,030,684,628

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

4. Fair Value of Financial Instruments (continued)

The following is a reconciliation of investment tranches for which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of December 31, 2010	Transfers into Level 3*	Transfers out of Level 3**	Net realized gain (loss)	Net change in unrealized appreciation/ depreciation	Purchases	Distributions/ sales	Balance as of June 30, 2011
Investment Funds
Convertible Arbitrage	$1,213	$—	$—	$—	$—	$—	$—	$1,213
Distressed	105,212,702	—	—	764,549	3,826,757	—	(15,371,908)	94,432,100
Equity Long/Short - High Hedge	81,551,029	352,487	—	6,017,050	(1,477,843)	—	(25,272,559)	61,170,164
Equity Long/Short - Opportunistic	19,134,033	969,933	—	1,481,564	(3,029,256)	—	(3,705,184)	14,851,090
Event Driven Credit	63,889,122	—	—	(5,625,011)	4,220,451	—	(10,671,527)	51,813,035
Macro	347,819	—	—	—	(615)	—	—	347,204
Multi-Strategy	252,377,105	—	(46,367,427)	(3,784,362)	7,539,715	458,345	(57,871,348)	152,352,028
Relative Value Credit	—	—	—	—	(85,452)	10,000,000	—	9,914,548
Restructurings and Value	10,141,936	—	—	(712,097)	1,001,600	—	(2,702,693)	7,728,746
Statistical Arbitrage	84,037	—	—	—	(11)	—	—	84,026

Total Investment Funds	$532,738,996	$1322,420	$(46,367,427)	$(1,858,307)	$11,995,346	$10,458,345	$(115,595,219)	$392,694,154

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

4. Fair Value of Financial Instruments (continued)

Net change in unrealized appreciation/ depreciation on Level 3 investment tranches still held as of June 30,2011
Investment Funds
Convertible Arbitrage	$—
Distressed	3,826,757
Equity Long/Short - High Hedge	(1,477,843)
Equity Long/Short - Opportunistic	(889,575)
Event Driven Credit	4,141,524
Macro	(615)
Multi-Strategy	(1,956,960)
Relative Value Credit	(85,452)
Restructurings and Value	1,001,600
Statistical Arbitrage	(11)

Total Investment Funds	$4,559,425

*	Transfers into Level 3 of $1,322,420 are due to transfers of Investment Fund interests into other Investment Fund interests managed by the same Investment Fund manager.
**	Transfers out of Level 3 of $46,367,427 are due to changes in the Partnership’s ability to fully redeem investment tranches, based on changes to the available redemption date for each applicable investment tranche.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

5. Investments in Investment Funds

The following table summarizes the fair value and liquidity terms of the Investment Funds as of June 30, 2011, aggregated by investment strategy:

	Fair Value	Redemption Frequency (if applicable)	Redemption Notice Period (if applicable)
Investment Funds
Commodity Trading Advisors - Managed Futures (a)	$9,621,005	Monthly	18 days
Convertible Arbitrage (b)	1,213	Not Applicable	Not Applicable
Distressed (c)	94,432,100	Not Applicable	Not Applicable
Equity Long/Short - High Hedge (d)	112,179,325	Monthly to Quarterly	30-90 days
Equity Long/Short - Opportunistic (e)	212,209,903	Monthly to Quarterly	30-90 days
Event Driven Credit (f)	81,779,651	Quarterly to 3 Years	45-60 days
Macro (g)	201,848,116	Monthly to Semi-annually	15-90 days
Mortgage Arbitrage (h)	44,079,806	Monthly to Quarterly	45-60 days
Multi-Strategy (i)	197,950,049	Quarterly	45-90 days
Relative Value Credit (j)	9,914,548	Quarterly	90 days
Restructurings and Value (k)	29,013,784	Quarterly	90 days
Statistical Arbitrage (l)	37,655,128	Monthly to Quarterly	30-55 days

Total Investment Funds	$1,030,684,628

(a)	Investment Funds in this strategy invest in a variety of futures contracts, including currencies, interest rates, stocks, stock market indexes, derivatives, and commodities. These Investment Funds build quantitative models to price futures and then take long and short positions in the futures.
(b)	Investment Funds in this strategy take long positions in convertible securities and hedge those positions by selling short the underlying common stock. An Investment Fund representing less than 0.005% of the Partnership’s net assets has restricted liquidity because such Investment Fund is in liquidation. The Partnership estimates the remaining restriction period for such Investment Fund tranche to be up to 1 year.
(c)	Investment Funds in this strategy invest in, and may sell short, the securities of companies where the security’s price has been, or is expected to be, affected by a distressed situation such as a bankruptcy or corporate restructuring. Investment Funds representing 10.47% of the Partnership’s net assets have restricted liquidity because such Investment Funds are in liquidation. The Partnership estimates the remaining restriction period for such Investment Funds to range from up to 2 years to up to 4 years.
(d)	Investment Funds in this strategy seek to profit by exploiting pricing inefficiencies between related equity securities, neutralizing exposure to market risk by combining long and short positions. An Investment Fund tranche representing 0.04% of the Partnership’s net assets has restricted liquidity because such Investment Fund tranche is held in a side pocket. The remaining restriction period for such Investment Fund tranche is uncertain however such redemption restriction has been in place for less than a year.
(e)	Investment Funds in this strategy consist of a core holding of long equities hedged at all times with short sales of stocks or stock index options. Some of the Investment Funds’ respective investment managers maintain a substantial portion of assets within a hedged structure and commonly employ leverage. Investment Fund tranches representing 1.65% of the Partnership’s net assets have restricted liquidity because such Investment Fund tranches are held in side pockets. The Partnership estimates the remaining restriction period for such Investment Fund tranches to be up to 4 years.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

5. Investments in Investment Funds (continued)

(f)	Investment Funds in this strategy invest in debt securities created by significant transactional events, such as spin-offs, mergers and acquisitions, bankruptcy reorganizations and recapitalizations. Investment Fund tranches representing 3.25% of the Partnership’s net assets have restricted liquidity because such Investment Fund tranches are held in side pockets or are in liquidation. The Partnership estimates the remaining restriction period for such Investment Fund tranches to be up to 3 years.
(g)	Investment Funds in this strategy invest by making leveraged bets on anticipated price movements of stock markets, interest rates, foreign exchange and physical commodities. An Investment Fund tranche representing 0.04% of the Partnership’s net assets has restricted liquidity because such Investment Fund tranche is held in a side pocket and is in liquidation. The Partnership estimates the remaining restriction period for such Investment Fund tranche to be up to 1 year.
(h)	Investment Funds in this strategy seek to exploit pricing differentials between various issues of mortgage-related bonds.
(i)	Investment Funds in this strategy tactically allocate capital to various hedge fund strategies based on their perceived risk and return profiles. Investment Fund tranches representing 6.23% of the Partnership’s net assets have restricted liquidity because such Investment Fund tranches are invested in side pockets or are in liquidation. The Partnership estimates the remaining restriction period for Investment Fund tranches representing 5.44% of the Partnership’s net assets to range from up to 1 year to up to 5 years. The remaining restriction period for Investment Fund tranches representing 0.79% of the Partnership’s net assets is uncertain however such redemption restriction has been in place for a range of approximately 3 years to approximately 5 years.
(j)	Investment funds in this strategy invest in, and may sell short, fixed income securities focused on corporate debt, emerging markets sovereign debt and structured credit products.
(k)	Investment Funds in this strategy invest in restructuring companies that are undergoing significant corporate events such as spin-offs, recapitalizations, litigation events, strategic realignment, and other major changes. It also includes “value” investments in securities that are believed to be underpriced relative to their intrinsic or fundamental value or which are expected to appreciate in value if circumstances change or an anticipated event occurs. Investment Fund tranches representing 0.85% of the Partnership’s net assets have restricted liquidity because such Investment Fund tranches are held in side pockets or are in liquidation. The Partnership estimates the remaining restriction period for such Investment Fund tranches to be up to 3 years.
(l)	Investment Funds in this strategy profit from temporary pricing discrepancies between related securities. This irregularity offers an opportunity to go long the cheaper security and to short the more expensive one in an attempt to profit as the prices of the two revert to their norm, or mean. An Investment Fund tranche representing 0.01% of the Partnership’s net assets has restricted liquidity because such Investment Fund tranche is held in a side pocket. The remaining restriction period for such Investment Fund tranche is uncertain however such redemption restriction has been in place for less than a year.

As of June 30, 2011, 9.51% of the Partnership’s capital was invested in side pockets maintained by the Investment Funds. As of June 30, 2011, 2.49% (excluding side pockets) of the Partnership’s capital was invested in Investment Funds with the next available redemption date extending beyond one year from June 30, 2011. As of June 30, 2011, 13.03% (excluding side pockets) of the Partnership’s capital was invested in Investment Funds that are in liquidation. The Partnership agreed to transfer Restricted Investments, representing 24.44% of Partnership’s capital to IFHF SPV. See discussion in Note 1 to the financial statements.

For the period from January 1, 2011 to June 30, 2011, aggregate purchases and proceeds from sales of investments in Investment Funds were $126,743,495 and $438,739,025, respectively.

The cost of investments for federal income tax purposes is adjusted for items of taxable income or loss allocated to the Partnership from the Investment Funds. The allocated taxable income or loss is reported to the Partnership by the Investment Funds on Schedules K-1. Such tax adjustments for the year ending

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

5. Investments in Investment Funds (continued)

December 31, 2011 will be made once the Partnership has received all 2011 Schedules K-1 from the Investment Funds.

6. Investment Receivables and Payables

As of June 30, 2011, $216,147,625 was due to the Partnership from Investment Funds. The receivable amount represents the fair value of certain Investments Fund tranches, net of management fees and incentive fees/allocations, that were redeemed by the Partnership at period-end or holdback amounts that will be received from certain Investment Funds after completion of their annual audits. Substantially all of the receivable balance was collected subsequent to the balance sheet date.

Prepaid investments in Investment Funds represents amounts transferred to Investment Funds prior to year-end relating to investments to be made effective July 1, 2011, pursuant to each Investment Fund’s operating agreements.

7. Management Fee, Performance Incentive, Related Party Transactions and Other

The Partnership bears all expenses related to its investment program including, but not limited to, expenses borne indirectly through the Partnership’s investments in the underlying Investment Funds.

Under the terms of the Investment Advisory Agreement (the “Advisory Agreement”), as amended, between the Adviser and the Partnership, the Adviser receives a management fee for services provided to the Partnership, calculated and generally paid monthly at a rate of 0.046% (0.55% on an annualized basis) of the Partnership’s capital as of the end of business on the last business day of each month, before adjustment for any repurchases effective on that day. For the period from January 1, 2011 to June 30, 2011, the Partnership incurred management fees of $3,637,730, of which $590,524 was payable to the Adviser at June 30, 2011.

Under the terms of the Agreement, as amended, the General Partner’s “Performance Incentive” for each Incentive Period, as defined below, is equal to 10% of the amount, if any, of: (1) the net profits allocated to each Limited Partner’s capital account for the Incentive Period in excess of any net losses so allocated for such Incentive Period; above (2) (a) the Limited Partner’s Hurdle Rate Amount, as defined below, for the Incentive Period and (b) any loss carry forward amounts applicable to the Limited Partner’s capital account. With respect to each Limited Partner for each Incentive Period, the Performance Incentive allocated to the General Partner will not exceed 1.75% of the Limited Partner’s ending capital account balance for that Incentive Period, as determined prior to the deduction of the Performance Incentive.

An “Incentive Period” generally corresponds to a fiscal year, but may vary with respect to Limited Partners. An Incentive Period may be composed of one or more consecutive “Sub-Periods.” The initial

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

7. Management Fee, Performance Incentive, Related Party Transactions and Other (continued)

Sub-Period began upon the commencement of investment operations of the Partnership. Each subsequent Sub-Period begins immediately after the end of the previous Sub-Period, which occurs at the close of business on the earliest occurrence of: (i) the last day of the fiscal year; (ii) the date immediately prior to the effective date of additional purchases of Interests; (iii) the date immediately prior to the effective date of partial transfers of Interests; or (iv) the date on which the Partnership dissolves. Both the Incentive Period and the last Sub-Period within the Incentive Period terminate at the close of business on the earliest occurrence of: (i) the last day of the fiscal year; (ii) the date immediately prior to the effective date of a full transfer of Interests; or (iii) the date on which the Partnership dissolves.

The Partnership’s “Hurdle Rate” for a given Incentive Period is equal to 5% per annum plus the rate of return achieved by the Citi Three-Month U.S. Treasury Bill Index over the same Incentive Period. A Limited Partner’s “Hurdle Rate Amount” for a given Incentive Period is equal to the Hurdle Rate calculated for a given Incentive Period multiplied by the Limited Partner’s capital account balance as of the beginning of that Incentive Period. The Hurdle Rate is not cumulative and resets for each Incentive Period at the beginning of each such Incentive Period. The Performance Incentive is debited from each Limited Partner’s capital account and credited to the General Partner’s capital account at the end of each such Incentive Period. For the period from January 1, 2011 to June 30, 2011, the Performance Incentive re-allocated to the General Partner was $82 and is included in the Statement of Changes in Partners’ Capital.

In connection with the establishment of IFHF SPV, effective July 1, 2011, the General Partner has determined to waive irrevocably, in respect of the Partnership, all Performance Incentives that it might otherwise receive, through the remainder of 2011 and for all future fiscal years.

Due to affiliates in the Statement of Assets, Liabilities and Partners’ Capital represents amounts due from the Partnership to IFHF SPV related to the receipt of its partnership interest in IFHF SPV. These amounts were settled through the transfer of the Partnership’s interests in the Restricted Investments to IFHF SPV.

State Street Bank and Trust Company (“State Street”) provides accounting and administrative services to the Partnership. Under an administrative services agreement, State Street is paid an administrative fee, computed and payable monthly at an annual rate ranging from 0.030% to 0.045%, based on the aggregate monthly net assets of certain Morgan Stanley products, including the Partnership, for which State Street serves as the administrator. The administrative services fee is subject to an annual aggregate minimum based on $125,000 per Morgan Stanley product.

State Street also serves as the Partnership’s custodian. Under a custody services agreement, State Street is paid a custody fee monthly at an annual rate ranging from 0.015% to 0.020%, based on (i) the aggregate monthly net assets of certain Morgan Stanley products, including the Partnership, for which State Street serves as the custodian, and (ii) investment purchases and sales activity related to the Partnership.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

7. Management Fee, Performance Incentive, Related Party Transactions and Other (continued)

The Partnership is charged directly for certain reasonable out-of-pocket expenses related to the accounting, administrative and custodial services provided by State Street to the Partnership.

The Partnership has a deferred compensation plan (the “DC Plan”) that allows each member of the Board that is not an affiliate of Morgan Stanley to defer payment of all, or a portion, of the fees he or she receives for serving on the Board throughout the year. Each eligible member of the Board generally may elect to have the deferred amounts invested in the DC Plan in order to earn a return equal to the total return on one or more of the Morgan Stanley products that are offered as investment options under the DC Plan. Investments in the DC Plan, unrealized appreciation/depreciation on such investments and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Partnership. At June 30, 2011, the Partnership’s proportionate share of assets attributable to the DC Plan was $22,023, which is included in the Statement of Assets, Liabilities and Partners’ Capital under other assets and accrued expenses and other liabilities.

As of June 30, 2011, there was one Limited Partner, unaffiliated with Morgan Stanley, with a capital balance that represented approximately 25% of the Partnership’s capital and another Limited Partner, unaffiliated with Morgan Stanley, that invested in the Partnership indirectly through a feeder fund, which had a capital balance that represented approximately 21% of the Partnership’s capital.

8. Line of Credit

Effective April 28, 2006, the Partnership entered into a secured credit agreement with State Street for a revolving line of credit (the “Facility”). The maximum availability under the Facility is the lesser of $125,000,000 or 10% of the Partnership’s adjusted net assets, as defined in the credit agreement, subject to specific asset-based covenants. The Partnership pays an annual administration fee related to the Facility of $75,000 and the annual interest rate on borrowings is the greater of the Federal Fund Rate plus 1.50% or the overnight USD LIBOR plus 1.50%. Under the terms of the Facility, borrowings are repayable within 120 days of the initial date of advance. At June 30, 2011, there was no amount outstanding against the Facility. For the period from January 1, 2011 to June 30, 2011, the Partnership incurred interest expense of $21,279 in connection with the Facility. Borrowings are secured by the Partnership’s investment in Investment Funds. Detailed below is summary information concerning the borrowings:

# of Days Outstanding	Average Daily Balance	Annualized Weighted Average Rate
14	$31,500,000	1.74%

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

9. Contractual Obligations

The Partnership enters into contracts that contain a variety of indemnifications. The Partnership’s maximum exposure under these arrangements is unknown. However, the Partnership has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. Financial Highlights

The following represents ratios to average Limited Partners’ capital and other financial highlights information for Limited Partners. The calculations below are not annualized for periods less than one year.

	For the period from January 1, 2011 to June 30, 2011		For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Total return - prior to Performance Incentive	2.10%		5.33%	14.31%	(21.52%)	9.31%	9.96%
Performance Incentive	0.00	(e)	0.00 (e)	0.00 (e)	0.00 (g)	0.00 (e)	(0.02)

Total return - net of Performance Incentive (a)	2.10	%(f)	5.33%	14.31%	(21.52%)	9.31%	9.94%

Ratio of total expenses to average Limited Partners’ capital (b)	0.33%		0.65%	0.65%	0.65%	0.69%	0.69%
Performance Incentive to average Limited Partners’ capital	0.00	(e)	0.00 (e)	0.00 (e)	0.00 (g)	0.00 (e)	0.02

Ratio of total expenses and Performance Incentive to average Limited Partners’ capital (b)	0.33%		0.65%	0.65%	0.65%	0.69%	0.71%

Ratio of net investment income (loss) to average Limited Partners’ capital (c) (d)	(0.13%)		(0.35%)	(0.64%)	(0.60%)	(0.67%)	(0.63%)
Portfolio turnover	10%		17%	22%	17%	25%	27%
Limited Partners’ capital at end of the period (000s)	$901,478		$1,342,873	$1,617,137	$1,956,267	$3,194,392	$2,764,314

(a)	Total return - net of Performance Incentive is calculated as the change in Limited Partners’ capital, adjusted for contributions and repurchases during the year, after Performance Incentive, if any, allocated to the General Partner.
(b)	Ratio does not reflect the Partnership’s proportionate share of the expenses of the Investment Funds.
(c)	Ratio does not reflect the Partnership’s proportionate share of the income and expenses of the Investment Funds.
(d)	Excludes impact of Performance Incentive.
(e)	Impact of Performance Incentive represented less than 0.005%.
(f)	Had the most recent Incentive Period ended on June 30, 2011, total return – net of Performance Incentive would have been 2.10%.
(g)	There was no Performance Incentive for the year.

Morgan Stanley Institutional Fund of Hedge Funds LP

Notes to Financial Statements (Unaudited) (continued)

10. Financial Highlights (continued)

The above ratios and total return have been calculated for the Limited Partners taken as a whole. An individual Limited Partner’s return and ratios may vary from these returns and ratios due to the timing of capital transactions and withholding tax allocation, as applicable.

11. Subsequent Events

Unless otherwise stated throughout the Notes to the financial statements, the Partnership noted no subsequent events that require disclosure in the financial statements.

Morgan Stanley Institutional Fund of Hedge Funds LP

Investment Advisory Agreement Approval (Unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the Partnership’s investment advisory agreement (the “Advisory Agreement”), including selection of Investment Funds for investment of the Partnership’s assets, allocation of the Partnership’s assets among, and monitoring performance of, Investment Funds, evaluation of risk exposure of Investment Funds and reputation, experience and training of investment managers, management of short-term cash and operations of the Partnership, day-to-day portfolio management and general due diligence examination of Investment Funds before and after committing assets of the Partnership for investment. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services that the Adviser provides, or arranges at its expense, under the Advisory Agreement, including among other things, providing to the Partnership office facilities, equipment and personnel.

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Partnership. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Partnership and supported its decision to approve the Advisory Agreement.

Performance, Fees and Expenses of the Partnership

The Board reviewed the performance of the Partnership compared to an appropriate benchmark and its peers, as determined by the Adviser. The Board also reviewed the fees and expenses of the Partnership compared to its peers, as determined by Lipper, Inc. (“Lipper”). The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Partnership. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2010 and February 28, 2011, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the performance of the Partnership was better than its benchmark for the one-, three- and five-year periods. The Board also noted that the performance of the Partnership was better than its peer group average for the one- and five-year periods but below its peer group average for the three-year period. The Board discussed with the Adviser the level of the advisory fee for the Partnership relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the advisory fee, the Board also reviewed the Partnership’s total expense ratio. The Board noted that the advisory fee and total expense ratio were lower than the Partnership’s peer group average, and that there was a performance fee earned for the year ended December 31, 2010. After discussion, the Board concluded that (i) the Partnership’s performance was acceptable, and (ii) the advisory fee and total expense ratio were competitive with its peer group average.

Morgan Stanley Institutional Fund of Hedge Funds LP

Investment Advisory Agreement Approval (Unaudited) (continued)

Economies of Scale

The Board considered the size and growth prospects of the Partnership and how that relates to the Partnership’s total expense ratio and particularly the Partnership’s advisory fee rate, which does not include breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Partnership and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board concluded that economies of scale for the Partnership were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Partnership and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Advisory Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Partnership and other funds advised by the Adviser. These benefits may include, among other things, placement fees. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser’s costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Advisory Agreement.

Resources of the Adviser and Historical Relationship Between the Partnership and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement. The Board also reviewed and considered the historical relationship between the Partnership and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Partnership’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Advisory Agreement and that it is beneficial for the Partnership to continue its relationship with the Adviser.

Morgan Stanley Institutional Fund of Hedge Funds LP

Investment Advisory Agreement Approval (Unaudited) (continued)

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Partnership’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Partnership’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Partnership and its Limited Partners to approve renewal of the Advisory Agreement for another year. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Advisory Agreement.

Morgan Stanley Institutional Fund of Hedge Funds LP

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A copy of (1) the Partnership’s policies and procedures with respect to the voting of proxies relating to the Investment Funds; and (2) how the Partnership voted proxies relating to Investment Funds during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Partnership at 1-888-322-4675. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Schedule (Unaudited)

The Partnership also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Partnership’s first and third fiscal quarters on Form N-Q. The Partnership’s Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Partnership’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling the Partnership at 1-888-322-4675.

Morgan Stanley Institutional Fund of Hedge Funds LP

100 Front Street, Suite 400

West Conshohocken, PA 19428

Directors

Michael Nugent, Chairperson of the Board and Director

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

W. Allen Reed

Fergus Reid

Officers

Jacques Chappuis, President and Principal Executive Officer

Stefanie V. Chang Yu, Vice President

Mustafa Jama, Vice President

Matthew Graver, Vice President

Mary Ann Picciotto, Chief Compliance Officer

Noel Langlois, Treasurer and Chief Financial Officer

Mary E. Mullin, Secretary

Investment Adviser

Morgan Stanley AIP GP LP

100 Front Street, Suite 400

West Conshohocken, PA 19428

Administrator, Custodian, Fund Accounting Agent and Escrow Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

Two Commerce Square

2001 Market Street, Suite 4000

Philadelphia, PA 19103

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

ITEM 2.	CODE OF ETHICS. Not applicable to a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable to a semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable to a semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS. Refer to Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable to a semi-annual report.

ITEM 8.	PORTFOLIO MANAGERS. Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES. Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)

(1) Code of Ethics is not applicable to a semi-annual report.

(2) Certifications of Principal Executive Officer and Principal Financial Officer attached to this report as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORGAN STANLEY INSTITUTIONAL FUND OF HEDGE FUNDS LP

By:	/s/ JACQUES CHAPPUIS
Name:	Jacques Chappuis
Title:	President

Date: September 1, 2011

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ JACQUES CHAPPUIS
Name:	Jacques Chappuis
Title:	Principal Executive Officer

Date: September 1, 2011

By:	/s/ NOEL LANGLOIS
Name:	Noel Langlois
Title:	Principal Financial Officer

Date: September 1, 2011